UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 18, 2007

                          SUMMIT GLOBAL LOGISTICS, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-51091               20-0781155
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


         ONE MEADOWLANDS PLAZA, 11TH FLOOR
            EAST RUTHERFORD, NEW JERSEY                          07073
     (Address of Principal Executive Offices)                  (Zip Code)

                                1 (908) 497-0280
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))





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ITEM 7.01 REGULATION FD DISCLOSURE

Summit Global Logistics, Inc. (the "Company") had obtained a limited waiver from its senior secured lenders and senior secured noteholders with respect to the Company's failure to meet certain financial covenants under its senior secured credit facility and convertible notes (relating primarily to the attainment of specified EBITDA (earnings before interest, taxes, depreciation and amortization) targets and maintenance of prescribed ratios of debt to trailing twelve month EBITDA). As of August 31, 2007, those waivers expired. The Company has obtained further limited waivers from its secured lenders, and senior secured noteholders of current defaults through September 30, 2007.

The Company has been negotiating with its senior lenders and noteholders to revise the financial covenants so that they are better aligned with the Company's historical and anticipated financial results.




















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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Global Logistics, Inc.
Date: September 19, 2007

/S/ Robert Agresti
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Robert Agresti, Chief Executive Officer